                                                                   EXHIBIT 10.11

                                 SERIES 1997-A
                               WARRANT NUMBER 1

                            GRIP TECHNOLOGIES, INC.

                          (A CALIFORNIA CORPORATION)

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR A LAWYER'S OPINION (WHICH MAY BE COUNSEL TO THE COMPANY) SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


Void after 5:00 p.m., Pacific Time, November 12, 2002.

                                 SERIES 1997-A
                               WARRANT NUMBER 1

                     For the Purchase of 250,000 Shares of

                     Common Stock, No Par Value Per Share


                            GRIP TECHNOLOGIES, INC.
                          (a California corporation)


     THIS CERTIFIES that, for value received, Sam G. Lindsay (the "Holder") as registered owner of this Warrant, is entitled at any time or from time to time at or after November 12, 1997, (the "Effective Date") and at or before 5:00 p.m., Pacific Time, November 12, 2002, but not thereafter, to subscribe for, purchase and receive Two-Hundred-Fifty-Thousand (250,000) fully paid and nonassessable shares of the common stock, no par value per share (the "Common Stock"), of Grip Technologies, Inc., a California corporation (the "Company"), at the price of $0.5625 per share of the Common Stock (the "Exercise Price") upon presentation and surrender of this Warrant and upon payment of the Exercise Price for such shares of the Common Stock to the Company or the Company's stock transfer agent, if any; provided, however, that upon the occurrence of any of the events specified in the Statement of Rights of Warrant Holders, a copy of which is attached as Annex I hereto and by this reference made a part hereof, the rights granted by this Warrant shall be adjusted as therein specified. Upon exercise of this Warrant, the form of election hereinafter provided for must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Pacific Time, on November 12, 2002, this Warrant shall become and be void without further force and effect, and all rights represented hereby shall cease and expire.

     This Warrant may be assigned by the Holder in whole or in part to any person or entity. Assignment shall be made by execution by the Holder of the form of assignment hereinafter provided. In the event of any assignment made as aforesaid, the Company or its stock transfer agent, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company or at the office of the Company's stock transfer agent, if any, accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee expressly evidencing the right to purchase the aggregate number of shares of the Common Stock purchasable hereunder or such portion of such aggregate number as shall be contemplated by any such assignment.

     This Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

      Notwithstanding anything in this Warrant or the Warrant Annex to the contrary, in no event shall this Warrant (or the shares of the Common Stock issuable upon full or partial exercise hereof) be assigned, transferred, offered or sold except in conformity with the Securities Act of 1933, as amended, and applicable state laws.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in facsimile by its duly authorized officers and to be sealed in facsimile with the seal of the Company this 12th day November, 1997. This Warrant is not valid unless duly countersigned by the Company or the transfer agent, if any.

                                               GRIP TECHNOLOGIES, INC.

[SEAL]

ATTEST:                                        By: /s/ SAM G. LINDSAY
                                                   -------------------------
                                                   Sam G. Lindsay, President

By: /s/ JAMES E. McCORMICK III
    ---------------------------------
    James E. McCormick III, Secretary



COUNTERSIGNED:

TRANSFER AGENT:


By:
   ---------------------------------
   Authorized Signature

Form to be Used to assign Warrant Number 1:


                                  ASSIGNMENT
                                  ----------

                   (To be executed by the registered Holder
                      to effect a transfer of all or part
                            of the within Warrant)


     FOR VALUE RECEIVED, __________________________ does hereby sell, assign and transfer unto __________________________ the right to purchase _________ shares of the Common Stock of the Company evidenced by the within Warrant, and does hereby irrevocably constitute and appoint _____________________ as attorney to transfer such right on the books of the Company with full power of substitution in the premises.


DATED this ____ day of ______________, ____.

                                        SIGNATURE:
                                                  ------------------------------

                         Signature Guaranteed:
                                              ----------------------------------

                           ************************

NOTICE: The signature to this form to assign must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever, and shall be guaranteed by a bank, or by a trust company or by a firm having membership on a registered national securities exchange or self regulatory organization.

Form to be used to exercise Warrant Number 1:

     THE UNDERSIGNED hereby elects irrevocably to exercise the within Warrant and to purchase____________________________________________________shares of
Common Stock of the Company called for thereby, and hereby makes payment of $__________________ (at the rate of $0.5625 per share of the Common Stock) in payment of the Exercise price pursuant thereto. Please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

      DATED this _________ day of __________________, _____.

                           SIGNATURE:
                                     ----------------------------------------

                       Signature Guaranteed:
                                            ---------------------------------


INSTRUCTIONS FOR REGISTRATION OF STOCK:



Name:
     -------------------------------------
     (Print in Block Letters)


Address:
        ----------------------------------


------------------------------------------

                           *************************

NOTICE: The signature to this form to assign must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever, and shall be guaranteed by a bank, or by a trust company or by a firm having membership on a registered national securities exchange or self regulatory organization.

                                    ANNEX I
                                      TO
                             WARRANT SERIES 1997-A


                            GRIP TECHNOLOGIES, INC.

                     STATEMENT OF RIGHTS OF WARRANT HOLDER


          1.     Exchange of Warrants.
                 --------------------

                 The Warrant, at any time prior to the exercise thereof, upon presentation and surrender to Grip Technologies, Inc. (the "Company") or the Company's transfer agent, may be exchanged, alone or with other Warrants of like tenor registered in the name of the same owner, for another Warrant or Warrants of like tenor in the name of such owner or permissible assignee, exercisable for the same aggregate number of shares of Common Stock as the Warrant or Warrants surrendered.

          2.     Purchase and Exercise of Warrant.
                 --------------------------------

                 (a) In case the owner shall desire to exercise the purchase right evidenced by the Warrant, the owner shall surrender the Warrant with the form of subscription attached thereto duly executed by the owner to the Company at the principal office of the Company, attention of the President, or at the office of the Company's transfer agent, accompanied by payment of the total Exercise Price (hereinafter defined). The Warrant may be exercised in whole or in part. In case of the exercise thereof in part only, the Company will deliver to the owner a new Warrant of like tenor in the name of the owner evidencing the right to purchase the number of shares as to which the Warrant has not been exercised. Each certificate for Warrant Stock issued hereunder shall bear a legend reading substantially as follows (unless the Company receives an opinion of counsel satisfactory to it that such a legend is not required) in order to assure compliance with the Securities Act of 1933, as amended (the "1933 Act"):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
          BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED
          IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR A LAWYER'S OPINION (WHICH MAY BE COUNSEL TO THE COMPANY) SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                 (b) The Exercise Price per share of the Warrant Stock shall be $0.5625 from the date of issue until November 12, 2002.

     3.  Disposition of Warrants or Warrant Stock.
         -----------------------------------------

         (a) The Warrant and all Warrant Stock issued hereunder may be disposed of by the registered owner(s) or by any subsequent owner(s) only upon compliance with the terms and conditions set forth in paragraphs 3(b) through 3(c)(ii) hereof.

         (b) The registered owner(s) of the Warrant agree(s) that the Warrant will not thereafter be the subject of an offering by use of the mails or instrumentalities of interstate commerce unless it is registered under the 1933 Act and applicable state law or it is qualified for an exemption form such registration requirements.

         (c) The registered owner(s) of the Warrant, by acceptance thereof, agrees for himself (themselves) and any subsequent owner(s) that before any disposition is made of any Warrant or Warrant Stock, the owner(s) shall give written notice to the Company describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

              (i) The Company has received an opinion from counsel for the owner(s) of the Warrant or Warrant Stock stating that no registration under the 1933 Act is required with respect to such disposition; or

              (ii) A Registration Statement or Notification pursuant to Regulation A under the 1933 Act has been filed by the Company and made effective by the Commission covering such proposed disposition.

     4.  Share Dividends, Reclassification, Reorganization, Antidilution
         ---------------------------------------------------------------
Provisions, Etc.
----------------

         (a) If, prior to the expiration of the Warrant by exercise or by its terms, the Company shall issue any of its shares of Common Stock as a share dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Exercise Price per share of Common Stock purchasable pursuant to the Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at the time purchasable pursuant to the Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Common Stock purchasable pursuant to the Warrant in effect at the time of such action shall be proportionately increased and the number of shares at the time purchasable pursuant to the Warrant shall be proportionately decreased. If the Company shall, at any time during the life of the Warrant declare a dividend payable in cash on its shares of Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for the purpose of the Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the shares of Common Stock in shares of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in shares of Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

         (b) If, prior to the expiration of the Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding no par value shares of Common Stock into shares with a par value, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" used above in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation with, or in the sale of all or substantially all of the property of any such corporation to another corporation or corporations), the holder of the Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions and during the time specified in the Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of the Warrant, such shares, securities or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock of the Company theretofore purchasable upon the exercise of the Warrant had such recapitalization, consolidation, merger, or conveyance not taken place, and in any such event, the rights of the holder of the Warrant to an adjustment in the number of shares of Common Stock purchasable upon the exercise of the Warrant as herein provided shall continue and be preserved in respect to any shares, securities or assets which the holder of the Warrant becomes entitled to purchase.

              (c) If: (i) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the shares of Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Company's assets; or (ii) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or (iii) in the event of any classification, reclassification or other reorganization of the shares which the Company is authorized to issue, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or (iv) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then, and in any such case, the Company shall mail to the holder of the Warrant, at least thirty (30) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as to which holders of shares of Common Stock of record shall be entitled to participate in such dividend, distribution or rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be.

              (d) If the Company, at any time while the Warrant shall remain unexpired and unexercised, shall sell all or substantially all of its property, dissolve, liquidate, or wind up its affairs, the holder of the Warrant may thereafter receive upon exercise thereof, in lieu of each share of Common Stock of the Company which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

       5.     Reservation of Shares Issuable on Exercise of Warrants.
              ------------------------------------------------------
              The Company will, at all times, reserve and keep available out of its authorized shares, solely for issuance upon the exercise of the Warrant and other similar Warrants, such number of shares of Common Stock and other shares as from time to time shall be issuable upon the exercise of the Warrant and all other similar Warrants at the time outstanding.

        6.  Loss, Theft, Destruction or Mutilation.
            --------------------------------------

            Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction, or mutilation of the Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        7.  Warrant Holder Not a Shareholder.
            --------------------------------

            Any holder of the Warrant, as such, shall not be entitled by reason of the Warrant to any rights whatsoever of a shareholder of the Company.

        8.  Mailing of Notices.
            ------------------

            All notices and other communications from the Company to the holder of the Warrant shall be mailed by first class, certified mail, postage prepaid, to the address furnished to the Company in writing by the holder of the Warrant.

        DATED this twelfth day of November, 1997.


                                     Grip Technologies, Inc.

[SEAL]

ATTEST:                              By: /s/ Sam G. Lindsay
                                        -------------------------
                                        Sam G. Lindsay, President


By: /s/ James E. McCormick III
    ---------------------------------
    James E. McCormick III, Secretary